INVESTOR PRESENTATION: FOURTH QUARTER 2022

SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 This presentation and related statements by management or spokespeople of A&F contain forward-looking statements (as such term is defined in the Private Securities Litigation Reform Act of 1995). These statements, including, without limitation, statements regarding our first quarter and annual fiscal 2023 results, relate to our current assumptions, projections and expectations about our business and future events. Any such forward-looking statements involve risks and uncertainties and are subject to change based on various important factors, many of which may be beyond the company’s control. The inclusion of such information should not be regarded as a representation by the company, or any other person, that the objectives of the company will be achieved. Words such as “estimate,” “project,” “plan,” “believe,” “expect,” “anticipate,” “intend,” “should,” “are confident,” “will,” “could,” “outlook,” and similar expressions may identify forward-looking statements. Except as may be required by applicable law, we assume no obligation to publicly update or revise any forward-looking statements, including any financial targets or estimates, whether as a result of new information, future events, or otherwise. Factors that may cause results to differ from those expressed in our forward-looking statements include, but are not limited to, the factors disclosed in Part I, Item 1A. “Risk Factors” of the company’s Annual Report on Form 10-K for the fiscal year ended January 29, 2022, and otherwise in our reports and filings with the Securities and Exchange Commission, as well as the following factors: risks related to changes in global economic and financial conditions, and the resulting impact on consumer confidence and consumer spending, as well as other changes in consumer discretionary spending habits; risks related to recent inflationary pressures with respect to labor and raw materials and global supply chain constraints that have, and could continue, to affect freight, transit, and other costs; risks and uncertainty related to the COVID-19 pandemic and any other adverse public health developments; risks related to geopolitical conflict, including the on-going hostilities in Ukraine, acts of terrorism, mass casualty events, social unrest, civil disturbance or disobedience; risks related to our failure to engage our customers, anticipate customer demand and changing fashion trends, and manage our inventory commensurately; risks related to our failure to operate effectively in a highly competitive and constantly evolving industry; risks related to our ability to execute on our strategic initiatives, including our Always Forward Plan; risks related to fluctuations in foreign currency exchange rates; risks related to fluctuations in our tax obligations and effective tax rate, including as a result of earnings and losses generated from our international operations, may result in volatility in our results of operations; risks associated with corporate responsibility issues; risks related to cybersecurity threats and privacy or data security breaches; and the potential loss or disruption to our information systems. OTHER INFORMATION The following presentation includes certain adjusted non-GAAP financial measures. Additional details about non-GAAP financial measures and a reconciliation of GAAP financial measures to non-GAAP financial measures is included in the Appendix to this presentation. As used in the presentation, "GAAP" refers to accounting principles generally accepted in the United States of America. Sub-totals and totals may not foot due to rounding. Net income (loss) and net income (loss) per share financial measures included herein are attributable to Abercrombie & Fitch Co., excluding net income attributable to noncontrolling interests. As used in this presentation, unless otherwise defined, references to "Hollister" include the company's Hollister, Gilly Hicks, and Social Tourist brands and references to "Abercrombie" includes the company's Abercrombie & Fitch and abercrombie kids brands. 2

Safe Harbor and Other Information 2 Company Overview 4 Q4 2022 and Full Year Results 9 Appendix 22 TABLE OF CONTENTS 3

COMPANY OVERVIEW 4

Abercrombie & Fitch Co. is a global, digitally-led, omni-channel apparel and accessories retailer catering to kids through millennials with assortments curated for their specific lifestyle needs Our corporate purpose of 'Being here for you on the journey to being and becoming who you are' fuels our purpose-led brands and our global associates 5

The quintessential apparel brand of the global teen consumer, Hollister Co. believes in liberating the spirit of an endless summer inside everyone. At Hollister, summer isn’t just a season, it’s a state of mind. Hollister creates carefree style designed to make all teens feel celebrated and comfortable in their own skin, so they can live in a summer mindset all year long, whatever the season. At Gilly Hicks, we know that 10 minutes of activity a day can lead to a happier life. That's why we offer active lifestyle products to help Gen Z customers create happiness through movement. A global specialty retailer of quality, comfortable, made-to-play favorites, abercrombie kids sees the world through kids’ eyes, where play is life and every day is an opportunity to be anything and better everything. Abercrombie & Fitch believes that every day should feel as exceptional as the start of the long weekend. Since 1892, the brand has been a specialty retailer of quality apparel, outerwear and fragrance - designed to inspire our global customers to feel confident, be comfortable and face their Fierce. 6 Social Tourist is the creative vision of Hollister and social media personalities Dixie and Charli D’Amelio. The lifestyle brand creates trend forward apparel that allows brand lovers to experiment with their style, while exploring the duality of who they are both on social media and in real life.

25% 44% GLOBAL, DIGITALLY-LED OMNICHANNEL RETAILER DIGITAL PENETRATION COUNTRIES SERVED VIA DIGITAL FULFILLMENT COUNTRIES WITH COMPANY OPERATED STORES WHOLESALE PARTNERSHIPS, PRIMARILY INTERNATIONAL COMPANY-OPERATED RETAIL STORES OF FISCAL 2022 NET SALES WERE DERIVED INTERNATIONALLY FISCAL 2022 DIGITAL SALES WERE ROUGHLY $1.6 BILLION Information provided on this slide is as of January 28, 2023 unless otherwise specified. OF GLOBAL STORE FLEET WITH SHIP- FROM-STORE AND PURCHASE- ONLINE-PICK-UP-IN-STORE CAPABILITIES 7 $1.6B ~90% 110+ 16 10 THE COMPANY'S PRODUCTS ARE SOLD GLOBALLY, PRIMARILY THROUGH ITS COMPANY-OWNED DIGITAL AND STORE CHANNELS, AS WELL AS THROUGH VARIOUS THIRD-PARTY ARRANGEMENTS 762

ALWAYS FORWARD PLAN EXECUTE FOCUSED BRAND GROWTH PLANS •data driven approach to store expansion •grow brand lovers through digital marketing and social selling ACCELERATE AN ENTERPRISE-WIDE DIGITAL REVOLUTION • "Know Them Better" - continued expansion and acceleration of investments in customer analytics to improve customer engagement • "Wow Them Everywhere" - continued investments in people, systems, and processes to improve the end-to-end customer experience OPERATE WITH FINANCIAL DISCIPLINE •operate with a more agile cost structure • seek expense efficiencies while protecting investments in digital, technology and store growth 2025 TARGETS: $4.1B - $4.3B REVENUES 8%+ OPERATING MARGIN $600M MINIMUM FREE CASH FLOW GENERATION OVER 3 YEARS LONGER-TERM GOAL OF $5B IN REVENUES AND A 10%+ OPERATING MARGIN 1 2 3 8 INTRODUCED 2025 FINANCIAL TARGETS AT JUNE 2022 INVESTOR DAY EMBODY OUR AUTHENTIC PURPOSE

Q4 2022 AND FULL YEAR RESULTS 9

CEO COMMENTARY “We had a solid finish to the quarter delivering year-over-year, fourth quarter net sales growth of 3% on a reported basis and 5% on a constant currency basis. Results were driven by continued, strong momentum in the Abercrombie & Fitch brand and sequential improvement in Hollister as we continue to stabilize the brand’s performance. In a year with significant inflation and global macroeconomic disruption, our teams leveraged our agile operating model to redirect expense and inventory investments. These efforts helped drive sequential sales improvement in the last two quarters, while progressing on key growth initiatives across digital, technology and stores. For the year, we achieved net sales of $3.7 billion, approximately flat to last year on a reported basis and up 2% on a constant currency basis. We ended the year with 44% digital penetration, growth in AUR, net store count growth, inventory down 4% to 2021, and reported and adjusted operating margins consistent with 2019 pre-pandemic levels despite approximately $300 million of product cost inflation since that time. As we look to 2023, we remain cautiously optimistic on consumer demand. Our Abercrombie & Fitch brand continues to be a leader in the industry, and multiple actions we have taken in the Hollister brand are resulting in sequential net sales trend improvement. We are pleased with our inventory levels and each of our brands is in a position to chase. While we expect to see net product cost benefits in 2023, we will continue to tightly manage our expenses, inventory and cash flow to properly balance investing for the long- term while improving profitability as we execute to deliver our 2025 Always Forward Plan.” 10 Fran Horowitz Chief Executive Officer

NET INCOME PER SHARE (1) Adjusted non-GAAP results exclude the effect of certain items set out in the Appendix. (2) The estimated impact from foreign currency is calculated by applying current period exchange rates to prior year results using a 26% tax rate. Refer to the Appendix for further details. 11 SIGNIFICANT ITEMS IMPACTING RESULTS • Net sales for the fourth quarter grew 3% and for the full year were approximately flat, as compared to last year. • Gross profit rate for the fourth quarter declined 260 basis points as compared to last year to 55.7%, driven by the adverse impact of exchange rates and higher product costs with higher cotton costs and inventory reserves more than offsetting lower freight costs. Full year gross margin decreased 540 basis points to 56.9% driven by higher freight and raw material costs and the adverse impact of exchange rates partially offset by higher average unit retail. • Fulfillment expense for the fourth quarter was flat and for the full year increased by $40M, respectively, reflecting higher shipping and handling and other fulfillment expenses, including the opening of a new third-party fulfillment facility in the United States. • Asset impairment charges for the fourth quarter and full year of $5M and $14M, respectively. • Operating income for the fourth quarter and full year decreased by $11M and $250M, respectively, with the adverse impact of exchange rates negatively impacting operating income by $18M and $30M, respectively. Q4 2022 Q4 2021 FY 2022 FY 2021 GAAP $ 0.75 $ 1.12 $ 0.05 $ 4.20 EXCLUDED ITEMS, NET OF TAX EFFECT (1) (0.07) (0.03) (0.20) (0.15) ADJUSTED NON-GAAP $0.81 $1.14 $0.25 $4.35 IMPACT FROM FOREIGN CURRENCY EXCHANGE RATES (2) — (0.23) — (0.36) ADJUSTED NON-GAAP ON A CONSTANT CURRENCY BASIS $0.81 $0.91 $0.25 $3.99

TOTAL COMPANY NET SALES GROWTH OF 3% TO $1.2B AND 5% ON A CONSTANT CURRENCY BASIS COMPARED TO Q4 2021 ABERCROMBIE $560M UP 14% TO LAST YEAR UP 16% ON A CONSTANT CURRENCY BASIS (1) 46.7% OF TOTAL NET SALES HOLLISTER $639M DOWN 4% TO LAST YEAR DOWN 2% ON A CONSTANT CURRENCY BASIS (1) 53.3% OF TOTAL NET SALES EMEA $195M DOWN 14% TO LAST YEAR DOWN 7% ON A CONSTANT CURRENCY BASIS (1) 16.3% OF TOTAL NET SALES UNITED STATES (2) $921M UP 9% TO LAST YEAR UP 9% ON A CONSTANT CURRENCY BASIS (1) 76.7% OF TOTAL NET SALES APAC $36M DOWN 21% TO LAST YEAR DOWN 13% ON A CONSTANT CURRENCY BASIS (1) 3.0% OF TOTAL NET SALES OTHER (3) $48M UP 1% TO LAST YEAR UP 7% ON A CONSTANT CURRENCY BASIS (1) 4.0% OF TOTAL NET SALES (1) The estimated impact from foreign currency is calculated by applying current period exchange rates to prior year results using a 26% tax rate. Refer to the Appendix for further details. (2) Net sales by geographic area are presented by attributing revenues to an individual country on the basis of the country in which the merchandise was sold for in-store purchases and on the basis of the shipping location provided by customers for digital orders. (3) Other includes all sales that do not fall within the United States, EMEA, or APAC regions, which are derived primarily in Canada. Q4 NET SALES 12

TOTAL COMPANY NET SALES APPROXIMATELY FLAT TO $3.7B AND GROWTH OF 2% ON A CONSTANT CURRENCY BASIS COMPARED TO 2021 ABERCROMBIE $1,735M UP 11% TO LAST YEAR UP 13% ON A CONSTANT CURRENCY BASIS (1) 46.9% OF TOTAL NET SALES HOLLISTER $1,963M DOWN 9% TO LAST YEAR DOWN 6% ON A CONSTANT CURRENCY BASIS (1) 53.1% OF TOTAL NET SALES EMEA $666M DOWN 12% TO LAST YEAR DOWN 4% ON A CONSTANT CURRENCY BASIS (1) 18.0% OF TOTAL NET SALES UNITED STATES (2) $2,758M UP 4% TO LAST YEAR UP 4% ON A CONSTANT CURRENCY BASIS (1) 74.6% OF TOTAL NET SALES APAC $122M DOWN 29% TO LAST YEAR DOWN 22% ON A CONSTANT CURRENCY BASIS (1) 3.3% OF TOTAL NET SALES OTHER (3) $151M UP 13% TO LAST YEAR UP 19% ON A CONSTANT CURRENCY BASIS (1) 4.1% OF TOTAL NET SALES (1) The estimated impact from foreign currency is calculated by applying current period exchange rates to prior year results using a 26% tax rate. Refer to the Appendix for further details. (2) Net sales by geographic area are presented by attributing revenues to an individual country on the basis of the country in which the merchandise was sold for in-store purchases and on the basis of the shipping location provided by customers for digital orders. (3) Other includes all sales that do not fall within the United States, EMEA, or APAC regions, which are derived primarily in Canada. FULL YEAR NET SALES 13

(in thousands) Q4 2022 % OF NET SALES Q4 2021 % OF NET SALES 1 YR Δ BPS (3) STORE OCCUPANCY (1) $115,030 9.6% $112,591 9.7% (10) ALL OTHER (2) 322,234 26.9% 322,562 27.8% (90) STORES AND DISTRIBUTION 437,264 36.4% 435,153 37.5% (110) MARKETING, GENERAL & ADMINISTRATIVE 138,084 11.5% 145,686 12.5% (100) ASSET IMPAIRMENT 4,695 0.4% 1,901 0.2% 20 TOTAL OPERATING EXPENSE - GAAP $580,043 48.3% $582,740 50.2% (190) RECONCILIATION OF GAAP TO NON-GAAP OPERATING EXPENSE TOTAL OPERATING EXPENSE - GAAP $580,043 48.3% $582,740 50.2% (190) EXCLUDED ITEMS (4) 4,695 0.4% 1,901 0.2% (20) TOTAL ADJUSTED OPERATING EXPENSE - NON-GAAP $575,348 48.0% $580,839 50.0% (200) (1) Includes operating lease costs, other landlord charges, utilities, depreciation and other occupancy expense. (2) Includes selling payroll, store management and support, other store expense, direct-to-consumer expense, and distribution center costs. (3) Rounded based on reported percentages. (4) Excluded items consist of pre-tax store and other asset impairment charges for the current year and pre-tax store asset impairment charges for the prior year, respectively. Refer to the Appendix for further details. Q4 OPERATING EXPENSE 14

FULL YEAR OPERATING EXPENSE

(in thousands)	2022	% OF NET SALES	2021	% OF NET SALES	1 YR Δ BPS [3]
STORE OCCUPANCY [1]	$433,758	11.7%	$427,409	11.5%	20
ALL OTHER [2]	1,049,173	28.4%	1,000,914	27.0%	140
STORES AND DISTRIBUTION	1,482,931	40.1%	1,428,323	38.5%	160
MARKETING, GENERAL & ADMINISTRATIVE	517,602	14.0%	536,815	14.5%	(50)
ASSET IMPAIRMENT	14,031	0.4%	12,100	0.3%	10
TOTAL OPERATING EXPENSE - GAAP	**$2,014,564**	**54.5%**	**$1,977,238**	**53.3%**	**120**
RECONCILIATION OF GAAP TO NON-GAAP OPERATING EXPENSE					
TOTAL OPERATING EXPENSE - GAAP	**$2,014,564**	**54.5%**	**$1,977,238**	**53.3%**	**120**
EXCLUDED ITEMS [4]	14,031	0.4%	12,100	0.3%	(10)
TOTAL ADJUSTED OPERATING EXPENSE - NON-GAAP	**$2,000,533**	**54.1%**	**$1,965,138**	**52.9%**	**120**

(1) Includes operating lease costs, other landlord charges, utilities, depreciation and other occupancy expense.
(2) Includes selling payroll, store management and support, other store expense, direct-to-consumer expense, and distribution center costs.
(3) Rounded based on reported percentages.
(4) Excluded items consist of pre-tax store and other asset impairment charges for the current year and pre-tax store asset impairment charges for the prior year, respectively. Refer to the Appendix for further details.

(1) Gross profit is derived from cost of sales, exclusive of depreciation and amortization.

Abercrombie & Fitch Co.



15

INCOME STATEMENT (1) Gross profit is derived from cost of sales, exclusive of depreciation and amortization. 16 Q4 GAAP FULL YEAR GAAP (in thousands) Q4 2022   % OF NET SALES Q4 2021   % OF NET SALES 2022   % OF NET SALES 2021   % OF NET SALES NET SALES $1,199,814 100.0% $1,161,353 100.0% $3,697,751 100.0% $3,712,768 100.0% GROSS PROFIT (1) 668,285 55.7% 677,132 58.3% 2,104,538 56.9% 2,311,995 62.3% OPERATING EXPENSE 580,043 48.3% 582,740 50.2% 2,014,564 54.5% 1,977,238 53.3% OTHER OPERATING EXPENSE (INCOME), NET 1,220 0.1% (3,741) (0.3)% (2,674) (0.1)% (8,327) (0.2)% OPERATING INCOME 87,022 7.3% 98,133 8.4% 92,648 2.5% 343,084 9.2% INTEREST EXPENSE, NET 4,113 0.3% 6,959 0.6% 25,632 0.7% 34,110 0.9% INCOME BEFORE INCOME TAXES 82,909 6.9% 91,174 7.9% 67,016 1.8% 308,974 8.3% INCOME TAX EXPENSE 42,218 3.5% 23,348 2.0% 56,631 1.5% 38,908 1.0% NET INCOME $38,333 3.2% $65,509 5.6% $2,816 0.1% $263,010 7.1% NET INCOME PER SHARE BASIC $0.78 $1.18 $0.06 $4.41 DILUTED $0.75 $1.12 $0.05 $4.20 WEIGHTED-AVERAGE SHARES BASIC 49,216 55,740 50,307 59,597 DILUTED 51,217 58,700 52,327 62,636

BALANCE SHEET 17 (in thousands) JANUARY 28, 2023 JANUARY 29, 2022 CASH AND EQUIVALENTS $517,602 $823,139 RECEIVABLES 104,506 69,102 INVENTORIES 505,621 525,864 OTHER CURRENT ASSETS 100,289 89,654 TOTAL CURRENT ASSETS $1,228,018 $1,507,759 PROPERTY AND EQUIPMENT, NET 551,585 508,336 OPERATING LEASE RIGHT-OF-USE ASSETS 723,550 698,231 OTHER ASSETS 209,947 225,165 TOTAL ASSETS $2,713,100 $2,939,491 ACCOUNTS PAYABLE $258,895 $374,829 ACCRUED EXPENSES 413,303 395,815 SHORT-TERM PORTION OF OPERATING LEASE LIABILITIES 213,979 222,823 INCOME TAXES PAYABLE 16,023 21,773 TOTAL CURRENT LIABILITIES $902,200 $1,015,240 LONG-TERM PORTION OF OPERATING LEASE LIABILITIES 713,361 697,264 LONG-TERM BORROWINGS, NET 296,852 303,574 OTHER LIABILITIES 94,118 86,089 TOTAL LONG-TERM LIABILITIES $1,104,331 $1,086,927 TOTAL ABERCROMBIE & FITCH CO. STOCKHOLDERS EQUITY 694,841 826,090 NONCONTROLLING INTEREST 11,728 11,234 TOTAL STOCKHOLDERS' EQUITY $706,569 $837,324 TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY $2,713,100 $2,939,491

STATEMENT OF CASH FLOWS 18 YEAR TO DATE PERIOD ENDED (in thousands) JANUARY 28, 2023 January 29, 2022 NET CASH (USED FOR) PROVIDED BY OPERATING ACTIVITIES $(2,343) $277,782 PURCHASES OF PROPERTY AND EQUIPMENT (164,566) (96,979) PROCEEDS FROM THE SALE OF PROPERTY AND EQUIPMENT 11,891 — WITHDRAWAL OF RABBI TRUST ASSETS 12,000 — NET CASH USED FOR INVESTING ACTIVITIES $(140,675) $(96,979) PURCHASE OF SENIOR SECURED NOTES (7,862) (46,969) PAYMENT OF DEBT ISSUANCE COSTS AND FEES (181) (2,016) PURCHASES OF COMMON STOCK (125,775) (377,290) OTHER FINANCING ACTIVITIES (21,511) (20,623) NET CASH USED FOR FINANCING ACTIVITIES $(155,329) $(446,898) EFFECT OF FOREIGN CURRENCY EXCHANGE RATES ON CASH (8,452) (23,694) NET DECREASE IN CASH AND EQUIVALENTS, AND RESTRICTED CASH AND EQUIVALENTS $(306,799) $(289,789) CASH AND EQUIVALENTS, AND RESTRICTED CASH AND EQUIVALENTS, BEGINNING OF PERIOD $834,368 $1,124,157 CASH AND EQUIVALENTS, AND RESTRICTED CASH AND EQUIVALENTS, END OF PERIOD $527,569 $834,368

NET STORE OPENINGS IN 2022 WHILE MAINTAINING ROUGHLY FLAT SQUARE FOOTAGE Total stores FY18 FY19 FY20 FY21 FY 22 GROSS SQUARE FOOTAGE (in thousands) FY 18 FY 19 FY 20 FY 21 FY 22 6,566 6,314 5,232 5,052 5,068 19

FINANCIAL POSITION AND LIQUIDITY $1,071M $783M $729M $617M $866M Q4 2021 Q1 2022 Q2 2022 Q3 2022 Q4 2022 $0M $250M $500M $750M $1,000M $1,250M CASH & EQUIVALENTS $518M AS COMPARED TO $823M LAST YEAR SHORT-TERM BORROWINGS NO BORROWINGS OUTSTANDING UNDER ABL FACILITY $348M OF BORROWING AVAILABLE UNDER ABL FACILITY GROSS LONG-TERM BORROWINGS $300M OUTSTANDING AS COMPARED TO $308M LAST YEAR, AS COMPANY PURCHASED $8 MILLION OF ITS OUTSTANDING SENIOR SECURED NOTES DURING THIRD QUARTER 2022 INVENTORIES $506M DOWN 4% FROM LAST YEAR * Liquidity is comprised of cash and equivalents and borrowing available under the ABL Facility. 20

SHARE REPURCHASES AND DIVIDENDS 21 THE COMPANY REPURCHASED APPROXIMATELY 4.8 MILLION SHARES AND HAS RETURNED $126 MILLION TO SHAREHOLDERS DURING FISCAL YEAR 2022 SHARE REPURCHASES (in thousands, except for average cost) NUMBER OF SHARES COST AVERAGE COST DIVIDENDS TOTAL FY 2017 — $— $— $54,392 $54,392 FY 2018 2,932 $68,670 $23.42 $53,714 $122,384 FY 2019 3,957 $63,542 $16.06 $51,510 $115,052 FY 2020 1,397 $15,172 $10.86 $12,556 $27,728 FY 2021 10,200 $377,290 $36.99 $— $377,290 FY 2022 4,770 $125,775 $26.37 $— $125,775 (in thousands) FY 2017 FY 2018 FY 2019 FY 2020 FY 2021 FY 2022 ENDING SHARES OUTSTANDING 68,195 66,227 62,786 62,399 52,985 49,002

APPENDIX 22

23 EXCLUDED ITEMS (in thousands) Q1 2022 Q2 2022 Q3 2022 Q4 2022 FY 2022 ASSET IMPAIRMENT $3,422 $2,170 $3,744 $4,695 14,031 TAX EFFECT (1) (918) (611) (976) (1,297) (3,802) TOTAL EXCLUDED ITEMS $2,504 $1,559 $2,768 $3,398 $10,229 (in thousands) Q1 2021 Q2 2021 Q3 2021 Q4 2021 FY 2021 ASSET IMPAIRMENT $2,664 $786 $6,749 $1,901 12,100 TAX EFFECT (1) (449) (224) (1,375) (373) (2,421) TOTAL EXCLUDED ITEMS $2,215 $562 $5,374 $1,528 $9,679 (1) The tax effect of excluded items is the difference between the tax provision calculation on a GAAP basis and an adjusted non-GAAP basis.

24 (1) The tax effect of excluded items is the difference between the tax provision calculation on a GAAP basis and an adjusted non-GAAP basis. Q4 RECONCILIATION OF GAAP TO NON-GAAP RESULTS STATEMENT OF OPERATIONS Q4 2022 GAAP EXCLUDED ITEMS Q4 2022 NON-GAAP ASSET IMPAIRMENT $4,695 $4,695 $— OPERATING INCOME 87,022 (4,695) 91,717 INCOME BEFORE INCOME TAXES 82,909 (4,695) 87,604 INCOME TAX EXPENSE (1) 42,218 (1,297) 43,515 NET INCOME $38,333 $(3,398) $41,731 NET INCOME PER DILUTED SHARE $0.75 $(0.07) $0.81 DILUTED WEIGHTED-AVERAGE SHARES OUTSTANDING 51,217 51,217 Q4 2021 GAAP EXCLUDED ITEMS Q4 2021 NON-GAAP ASSET IMPAIRMENT $1,901 $1,901 $— OPERATING INCOME 98,133 (1,901) 100,034 INCOME BEFORE INCOME TAXES 91,174 (1,901) 93,075 INCOME TAX EXPENSE (1) 23,348 (373) 23,721 NET INCOME $65,509 $(1,528) $67,037 NET INCOME PER DILUTED SHARE $1.12 $(0.03) $1.14 DILUTED WEIGHTED-AVERAGE SHARES OUTSTANDING 58,700 58,700

(1) The tax effect of excluded items, calculated as the difference between the tax provision on a GAAP basis and an adjusted non-GAAP basis. FULL YEAR RECONCILIATION OF GAAP TO NON-GAAP RESULTS STATEMENT OF OPERATIONS FY 2022 GAAP EXCLUDED ITEMS FY 2022 NON-GAAP ASSET IMPAIRMENT $14,031 $14,031 $— OPERATING INCOME 92,648 (14,031) 106,679 INCOME BEFORE INCOME TAXES 67,016 (14,031) 81,047 INCOME TAX EXPENSE (1) 56,631 (3,802) 60,433 NET INCOME $2,816 $(10,229) $13,045 NET INCOME PER DILUTED SHARE $0.05 $(0.20) $0.25 DILUTED WEIGHTED-AVERAGE SHARES OUTSTANDING 52,327 52,327 FY 2021 GAAP EXCLUDED ITEMS FY 2021 NON-GAAP ASSET IMPAIRMENT $12,100 $12,100 $— OPERATING INCOME 343,084 (12,100) 355,184 INCOME BEFORE INCOME TAXES 308,974 (12,100) 321,074 INCOME TAX EXPENSE (1) 38,908 (2,421) 41,329 NET INCOME $263,010 $(9,679) $272,689 NET INCOME PER DILUTED SHARE $4.20 $(0.15) $4.35 DILUTED WEIGHTED-AVERAGE SHARES OUTSTANDING 62,636 62,636 25

Abercrombie & Fitch Co.

Q4 RECONCILIATION OF CONSTANT CURRENCY RESULTS

NET SALES	Q4 2022	Q4 2021	Δ %
GAAP	$1,199,814	$1,161,353	3%
IMPACT FROM CHANGES IN FOREIGN CURRENCY EXCHANGE RATES [1]	—	(23,290)	2%
NON-GAAP CONSTANT CURRENCY BASIS	$1,199,814	$1,138,063	5%

GROSS PROFIT	Q4 2022	Q4 2021	Δ BPS [2]
GAAP	$668,285	$677,132	(260)
IMPACT FROM CHANGES IN FOREIGN CURRENCY EXCHANGE RATES [1]	—	(25,027)	100
NON-GAAP CONSTANT CURRENCY BASIS	$668,285	$652,105	(160)

OPERATING INCOME	Q4 2022	Q4 2021	Δ BPS [2]
GAAP	$87,022	$98,133	(110)
EXCLUDED ITEMS [3]	(4,695)	(1,901)	(10)
ADJUSTED NON-GAAP	$91,717	$100,034	(100)
IMPACT FROM CHANGES IN FOREIGN CURRENCY EXCHANGE RATES [1]	—	(18,145)	140
ADJUSTED NON-GAAP CONSTANT CURRENCY BASIS	$91,717	$81,889	40

NET INCOME PER DILUTED SHARE	Q4 2022	Q4 2021	Δ $
GAAP	$0.75	$1.12	$(0.37)
EXCLUDED ITEMS, NET OF TAX [3]	(0.07)	(0.03)	(0.04)
ADJUSTED NON-GAAP	$0.81	$1.14	$(0.33)
IMPACT FROM CHANGES IN FOREIGN CURRENCY EXCHANGE RATES [1]	—	(0.23)	0.23
ADJUSTED NON-GAAP CONSTANT CURRENCY BASIS	$0.81	$0.91	$(0.10)

(1) The impact from foreign currency is determined by applying current period exchange rates to prior year results and is net of the year-over-year impact from hedging. The per diluted share impact from foreign currency is calculated using a 26% tax rate.
(2) The estimated basis point impact has been rounded based on the percentage change.
(3) Excluded items consist of pre-tax store and other asset impairment charges for the current year and pre-tax store asset impairment charges for the prior year, respectively.

26

FULL YEAR RECONCILIATION OF CONSTANT CURRENCY RESULTS

NET SALES	FY 2022	FY 2021	Δ %
GAAP	$3,697,751	$3,712,768	0%
IMPACT FROM CHANGES IN FOREIGN CURRENCY EXCHANGE RATES [1]	—	(81,803)	2%
NON-GAAP CONSTANT CURRENCY BASIS	$3,697,751	$3,630,965	2%

GROSS PROFIT	FY 2022	FY 2021	Δ BPS [2]
GAAP	$2,104,538	$2,311,995	(540)
IMPACT FROM CHANGES IN FOREIGN CURRENCY EXCHANGE RATES [1]	—	(66,846)	50
NON-GAAP CONSTANT CURRENCY BASIS	$2,104,538	$2,245,149	(490)

OPERATING (LOSS) INCOME	FY 2022	FY 2021	Δ BPS [2]
GAAP	$92,648	$343,084	(670)
EXCLUDED ITEMS [3]	(14,031)	(12,100)	—
ADJUSTED NON-GAAP	$106,679	$355,184	(670)
IMPACT FROM CHANGES IN FOREIGN CURRENCY EXCHANGE RATES [1]	—	(30,130)	60
ADJUSTED NON-GAAP CONSTANT CURRENCY BASIS	$106,679	$325,054	(610)

NET (LOSS) INCOME PER DILUTED SHARE	FY 2022	FY 2021	Δ $
GAAP	$0.05	$4.20	$(4.15)
EXCLUDED ITEMS, NET OF TAX [3]	(0.20)	(0.15)	(0.05)
ADJUSTED NON-GAAP	$0.25	$4.35	$(4.10)
IMPACT FROM CHANGES IN FOREIGN CURRENCY EXCHANGE RATES [1]	—	(0.36)	0.36
ADJUSTED NON-GAAP CONSTANT CURRENCY BASIS	$0.25	$3.99	$(3.74)

(1) The impact from foreign currency is determined by applying current period exchange rates to prior year results and is net of the year-over-year impact from hedging. The per diluted share impact from foreign currency is calculated using a 26% tax rate.
(2) The estimated basis point impact has been rounded based on the percentage change.
(3) Excluded items consist of pre-tax store and other asset impairment charges for the current year and pre-tax store asset impairment charges for the prior year, respectively.

Abercrombie & Fitch Co.



27

Abercrombie & Fitch Co.

Q4 RECONCILIATION OF GAAP TO NON-GAAP RESULTS

NET SALES BY BRAND AND GEOGRAPHY

(in thousands)	Q4 2022	Q4 2021 GAAP	Q4 2021 IMPACT FROM CHANGES IN FOREIGN CURRENCY EXCHANGE RATES (1)	Q4 2021 NON-GAAP CONSTANT CURRENCY BASIS	GAAP Δ %	NON-GAAP CONSTANT CURRENCY BASIS Δ %
NET SALES BY BRAND:						
HOLLISTER (2)	$ 639,376	$ 668,777	$ (15,575)	$ 653,202	(4)%	(2)%
ABERCROMBIE (3)	560,438	492,576	(7,715)	484,861	14%	16%
TOTAL COMPANY	$ 1,199,814	$ 1,161,353	$ (23,290)	$ 1,138,063	3%	5%

(in thousands)	Q4 2022	Q4 2021 GAAP	Q4 2021 IMPACT FROM CHANGES IN FOREIGN CURRENCY EXCHANGE RATES (1)	Q4 2021 NON-GAAP CONSTANT CURRENCY BASIS	GAAP Δ %	NON-GAAP CONSTANT CURRENCY BASIS Δ %
NET SALES BY REGION: (4)						
UNITED STATES	$ 920,533	$ 841,687	$ —	$ 841,687	9%	9%
EMEA	195,253	226,074	(15,839)	210,235	(14)%	(7)%
APAC	36,400	46,212	(4,600)	41,612	(21)%	(13)%
OTHER (5)	47,628	47,380	(2,851)	44,529	1%	7%
INTERNATIONAL	$ 279,281	$ 319,666	$ (23,290)	$ 296,376	(13)%	(6)%
TOTAL COMPANY	$ 1,199,814	$ 1,161,353	$ (23,290)	$ 1,138,063	3%	5%

(1) The estimated impact from foreign currency is determined by applying current period exchange rates to prior year results and is net of the year-over-year impact from hedging. The per diluted share estimated impact from foreign currency is calculated using a 26% tax rate.

(2) Hollister includes the Hollister and Gilly Hicks brands.

(3) Abercrombie includes the Abercrombie & Fitch and abercrombie kids brands.

(4) Net sales by geographic area are presented by attributing revenues to an individual country on the basis of the country in which the merchandise was sold for in-store purchases and on the basis of the shipping location provided by customers for digital orders.

(5) Other includes all sales that do not fall within the United States, EMEA, or APAC regions, which are derived primarily in Canada.

28

FULL YEAR RECONCILIATION OF GAAP TO NON-GAAP RESULTS

NET SALES BY BRAND AND GEOGRAPHY

(in thousands)	FY 2022	FY 2021 GAAP	FY 2021 IMPACT FROM CHANGES IN FOREIGN CURRENCY EXCHANGE RATES [1]	FY 2021 NON-GAAP CONSTANT CURRENCY BASIS	GAAP Δ %	NON-GAAP CONSTANT CURRENCY BASIS Δ %
NET SALES BY BRAND:						
HOLLISTER [2]	$ 1,962,885	$ 2,147,979	$ (56,855)	$ 2,091,124	(9)%	(6)%
ABERCROMBIE [3]	1,734,866	1,564,789	(24,948)	1,539,841	11%	13%
TOTAL COMPANY	$ 3,697,751	$ 3,712,768	$ (81,803)	$ 3,630,965	0%	2%

(in thousands)	FY 2022	FY 2021 GAAP	FY 2021 IMPACT FROM CHANGES IN FOREIGN CURRENCY EXCHANGE RATES [1]	FY 2021 NON-GAAP CONSTANT CURRENCY BASIS	GAAP Δ %	NON-GAAP CONSTANT CURRENCY BASIS Δ %
NET SALES BY REGION: [4]						
UNITED STATES	$ 2,758,294	$ 2,652,158	$ —	$ 2,652,158	4%	4%
EMEA	665,828	755,072	(61,083)	693,989	(12)%	(4)%
APAC	122,367	171,701	(14,119)	157,582	(29)%	(22)%
OTHER [5]	151,262	133,837	(6,601)	127,236	13%	19%
INTERNATIONAL	$ 939,457	$ 1,060,610	$ (81,803)	$ 978,807	(11)%	(4)%
TOTAL COMPANY	$ 3,697,751	$ 3,712,768	$ (81,803)	$ 3,630,965	0%	2%

(1) The estimated impact from foreign currency is determined by applying current period exchange rates to prior year results and is net of the year-over-year impact from hedging. The per diluted share estimated impact from foreign currency is calculated using a 26% tax rate.
(2) Hollister includes the Hollister and Gilly Hicks brands.
(3) Abercrombie includes the Abercrombie & Fitch and abercrombie kids brands.
(4) Net sales by geographic area are presented by attributing revenues to an individual country on the basis of the country in which the merchandise was sold for in-store purchases and on the basis of the shipping location provided by customers for digital orders.
(5) Other includes all sales that do not fall within the United States, EMEA, or APAC regions, which are derived primarily in Canada.

Abercrombie & Fitch Co.



29

(1) Free cash flow is a non-GAAP measure and is computed by subtracting capital expenditures from net cash (used for) provided by operating activities, both of which are disclosed in the table above, preceding the measure of free cash flow. CASH FLOW SUMMARY 30 FULL YEAR ENDED (in thousands) JANUARY 28, 2023 JANUARY 29, 2022 NET CASH (USED FOR) PROVIDED BY OPERATING ACTIVITIES $(2,343) $277,782 NET CASH USED FOR INVESTING ACTIVITIES $(140,675) $(96,979) NET CASH USED FOR FINANCING ACTIVITIES $(155,329) $(446,898) (in thousands) NET CASH PROVIDED BY (USED FOR) OPERATING ACTIVITIES CAPITAL EXPENDITURES FREE CASH FLOW (2) FY 2017 $287,658 $107,001 $180,657 FY 2018 $352,933 $152,393 $200,540 FY 2019 $300,685 $202,784 $97,901 FY 2020 $404,918 $101,910 $303,008 FY 2021 $277,782 $96,979 $180,803 FY 2022 $(2,343) $164,566 $(166,909)

Q4 2022 GLOBAL FLEET POSITION 91% OF U.S. STORES LOCATED IN A/B MALLS (2) Mall rating based on Green Street Advisors as of January 2023. (3) Other includes street and outlet locations. YTD STORE ACTIVITY Q4 2022 STORE FLEET DETAIL Q4 2022 U.S. STORE FLEET (2) 31 (1) Hollister store openings include 14 Gilly Hicks stores opened YTD A MALL B MALL C MALL FLAGSHIPS OTHER (3) TOTAL # OF STORES 258 253 45 1 3 560 % OF U.S. FLEET 46% 45% 8% —% 1% 100% HOLLISTER ABERCROMBIE TOTAL # OF STORES % OF FLEET # OF STORES % OF FLEET # OF STORES % OF FLEET LEGACY STORES 173 33% 88 38% 261 34% UPDATED FORMATS 334 63% 106 45% 440 58% OUTLETS 22 4% 37 16% 59 8% FLAGSHIPS — —% 2 1% 2 —% TOTAL 529 100% 233 100% 762 100% HOLLISTER ABERCROMBIE TOTAL NEW STORES 38⁽¹⁾ 21 59 REMODELS 1 — 1 RIGHT-SIZES 4 4 8 NEW EXPERIENCES 43 25 68 PERMANENT CLOSURES (14) (12) (26)